Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation 3Q25 Reports Double Digit Basis Point Increase in GAAP and Core NIM, and Noninterest Deposit Growth; GAAP and Core EPS of $0.30 and $0.35, Respectively

"Flushing Financial delivered strong results for the third quarter, with a 10 basis-point sequential expansion in both GAAP and Core net interest margin. These quarterly results marked a turning point for the Company and demonstrate the successful execution of our strategic priorities and the effectiveness of our balance sheet repositioning initiatives. The 5.7% year-over-year growth in average noninterest-bearing deposits, which now represents 12.2% of total deposits, reflects the strength of our customer relationships and provides us with a stable, low-cost funding base. Our tangible common equity ratio of 8.01% for the quarter was a considerable 101 basis-point improvement from a year ago, underscoring our commitment to maintaining robust capital levels. With our strong loan pipeline of $345.6 million and substantial liquidity position of $3.9 billion, we remain confident in our ability to navigate the evolving macroeconomic landscape. We will continue to adhere to our disciplined underwriting standards and proactive risk management practices as we remain focused on driving sustainable growth, increased profitability and creating long-term shareholder value.”

- John R. Buran, President and CEO

UNIONDALE, N.Y., October 29, 2025 –GAAP and Core NIM Expansion and Average Noninterest Deposit Growth. The Company reported 3Q25 GAAP and Core EPS of $0.30 and $0.35, compared to $0.30 and $0.26, respectively, a year ago. During the quarter, NIM expanded on both a GAAP and Core basis by 10 bps QoQ to 2.64% and 2.62%, respectively, primarily driven by assets repricing and growth of the noninterest bearing deposits. Average loans decreased 2.1% YoY and 1.2 % QoQ, due to maintaining pricing and credit discipline. Maintaining these disciplined standards resulted in the Bank’s CRE concentration declining to 475% at September 30, 2025, compared to 521% a year ago and 493% at the prior quarter end.

Credit Metrics and Capital Remain Stable QoQ. NPAs to assets were 70 bps, compared to 75 bps the prior quarter. Criticized and classified loans totaled 111 bps of gross loans compared to 108 bps in the prior quarter. Net charge-offs to average loans were 7 bps in 3Q25 compared to 15 bps in 2Q25. TCE/TA1 was 8.01% at September 30, 2025, compared to 8.04% at June 30, 2025.

Key Financial Metrics[2]

	3Q25	2Q25	1Q25	4Q24	3Q24	9M25	9M24
GAAP:
Earnings (Loss) per Share	$0.30	$0.41	($0.29)	($1.64)	$0.30	$0.43	$0.60
ROAA (%)	0.48	0.64	(0.43)	(2.17)	0.39	0.22	0.27
ROAE (%)	5.86	8.00	(5.36)	(29.24)	5.30	2.76	3.57
NIM FTE[3] (%)	2.64	2.54	2.51	2.39	2.10	2.56	2.07
Core:
EPS	$0.35	$0.32	$0.23	$0.14	$0.26	$0.90	$0.59
ROAA (%)	0.55	0.50	0.35	0.19	0.34	0.47	0.26
ROAE (%)	6.71	6.29	4.34	2.54	4.59	5.77	3.48
Core NIM FTE (%)	2.62	2.52	2.49	2.25	2.07	2.54	2.05
Credit Quality:
NPAs/Assets (%)	0.70	0.75	0.71	0.57	0.59	0.70	0.59
ACLs/Loans (%)	0.63	0.62	0.59	0.60	0.59	0.63	0.59
ACLs/NPLs (%)	93.28	83.76	86.54	120.51	117.75	93.28	117.75
NCOs/Avg Loans (%)	0.07	0.15	0.27	0.28	0.18	0.16	0.06
Balance Sheet:
Avg Loans ($B)	$6.6	$6.7	$6.7	$6.8	$6.7	$6.6	$6.8
Avg Dep ($B)	$7.3	$7.6	$7.6	$7.4	$7.5	$7.5	$7.2
Book Value/Share	$21.06	$20.91	$20.81	$21.53	$22.94	$21.06	$22.94
Tangible BV/Share	$21.03	$20.89	$20.78	$20.97	$22.29	$21.03	$22.29
TCE/TA (%)	8.01	8.04	7.79	7.82	7.00	8.01	7.00

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.

1 Tangible Common Equity (“TCE”)/Total Assets (“TA”). 2 See “Reconciliation of GAAP Earnings (Loss) and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Income Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 3 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

3Q25 Highlights
●
Net interest margin FTE increased 54 bps YoY and 10 bps QoQ to 2.64%; Core net interest margin FTE increased 55 bps YoY and 10 bps QoQ to 2.62%; Prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, swap termination fees, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled 9 bps in 3Q25 compared to 11 bps in 3Q24 and 6 bps in 2Q25
●
Average total deposits decreased 1.6% YoY and 3.4% QoQ to $7.3 billion; Average noninterest bearing deposits increased 5.7% YoY and 2.1% QoQ and totaled 12.2% of total average deposits compared to 11.3% in 3Q24 and 11.5% in 2Q25; Average CDs were $2.4 billion, down 15.2% YoY and 1.3% QoQ
●
Period end net loans decreased 2.2% YoY and 0.6% QoQ to $6.6 billion; Loan closings were $252.8 million, up 16.4 % YoY and 58.8% QoQ; Back-to-back swap loan originations were $37.1 million compared to $38.5 million in 3Q24 and $38.7 million in 2Q25 and generated $0.7 million, $0.6 million, and $0.6 million of noninterest income, respectively; Loan pipeline increased 18.0% YoY and 91.0% QoQ to $345.6 million; Approximately 17.1% of the loan pipeline consists of back-to-back swap loans
●
NPAs totaled $62.1 million (70 bps of assets) in 3Q25 compared to $54.9 million (59 bps) a year ago and $66.1 million (75 bps) in the prior quarter
●
Provision for credit losses was $1.5 million in 3Q25 compared to $1.7 million in 3Q24 and $4.2 million in 2Q25; Net charge-offs   were $1.1 million in 3Q25 compared to $3.0 million in 3Q24 and $2.5 million in 2Q25; Allowance for loan losses totaled 0.63% in 3Q25 compared to 0.59% in 3Q24.
●
Tangible Common Equity to Tangible Assets was 8.01% at September 30, 2025, compared to 7.00% at September 30, 2024, and 8.04% at June 30, 2025; Tangible book value per share was $21.03 at September 30, 2025, compared to $22.29 a year ago and $20.89 for the prior quarter

Areas of Focus
Improve Profitability
●
GAAP and Core NIM expanded 10 bps each QoQ to 2.64% and 2.62%, respectively
●
GAAP ROAA and ROAE decreased 16 bps and 214 bps, respectively, QoQ; Core ROAA and ROAE improved 5 bps and 42 bps, respectively, QoQ
●
Tangible book value per share increased 0.7% QoQ to $21.03 at September 30, 2025

Maintain Credit Discipline
●
Approximately 91% of the loan portfolio is collateralized by real estate with an average loan to value of less than 35%[1]
●
Weighted average debt service coverage ratio is approximately 1.7x for multifamily and investor commercial real estate loans
●
Criticized and classified loans are 111 bps of gross loans compared to 100 bps a year ago and 108 bps for the prior quarter
●
Manhattan office buildings exposure is minimal at approximately 0.48% of gross loans

Preserve Strong Liquidity and Capital
●
Maintaining ample liquidity with $3.9 billion of undrawn lines and resources as of September 30, 2025
●
Average NIB deposits increased 5.7% YOY and 2.1% QoQ and accounted for 12.2% of average total deposits compared to 11.3% 3Q24
●
Uninsured and uncollateralized deposits were 17% of total deposits, while uninsured deposits were

35% of total deposits

●
Capital Levels increasing; Leverage ratio of 8.64%, up 73 bps YoY and 33 bps QoQ
●
Tangible Common Equity to Tangible Assets was 8.01% at September 30, 2025, up 101 bps YoY and down 3 bps QoQ

1 Based on appraisals at origination.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	3Q25	2Q25	1Q25	4Q24	3Q24	Change	Change

Net Interest Income	$53,828	$53,209	$52,989	$51,235	$45,603	18.0%	1.2%
Provision for Credit Losses	1,531	4,194	4,318	6,440	1,727	(11.3)	(63.5)
Noninterest Income (Loss)	4,746	10,277	5,074	(71,022)	6,277	(24.4)	(53.8)
Noninterest Expense	43,365	40,356	59,676	45,630	38,696	12.1	7.5
Income (Loss) Before Income Taxes	13,678	18,936	(5,931)	(71,857)	11,457	19.4	(27.8)
Provision (Benefit) for Income Taxes	3,231	4,733	3,865	(22,612)	2,551	26.7	(31.7)
Net Income (Loss)	$10,447	$14,203	($9,796)	($49,245)	$8,906	17.3	(26.4)
Diluted Earnings (Loss) per Common Share	$0.30	$0.41	($0.29)	($1.64)	$0.30	-	(26.8)

Core Net Income[1]	$11,957	$11,162	$7,931	$4,209	$7,723	54.8	7.1
Core EPS[1]	$0.35	$0.32	$0.23	$0.14	$0.26	34.6	9.4

1 See Reconciliation of GAAP Earnings (Loss) and Core Earnings

Net interest income increased YoY and QoQ.

●	Net Interest Margin FTE of 2.64% increased 54 bps YoY and 10 bps QoQ; The yield on interest earning assets increased 11 bps QoQ to 5.70%, while the cost of funds increased 2 bps QoQ
●	Prepayment penalty income, swap termination fees, net reversals and recoveries of interest from nonaccrual and delinquent loans, net gains and losses from fair value adjustments on hedges, and purchase accounting accretion totaled $1.8 million (9 bps to NIM) in 3Q25 compared to $2.4 million (11 bps to NIM) in 3Q24 and $1.2 million (6 bps to NIM) in 2Q25
●	Excluding the items in the previous bullet, the net interest margin was 2.55% in 3Q25 compared to 1.99% in 3Q24 and 2.48% in 2Q25

The provision for credit losses decreased YoY and QoQ.

●	Net charge-offs were $1.1 million (7 bps of average loans) in 3Q25 compared to $3.0 million (18 bps of average loans) in 3Q24 and $2.5 million (15 bps of average loans) in 2Q25

Noninterest income decreased YoY and QoQ.

●	Back-to-back swap loan closings of $37.1 million in 3Q25 (compared to $38.5 million in 3Q24 and $38.7 million in 2Q25) generated $0.7 million of noninterest income (compared to $0.6 million in both 3Q24 and 2Q25)
●	Net gains (losses) from fair value adjustments were $(1.8) million ($(0.04) per share, net of tax) in 3Q25 compared to $1.0 million ($0.03 per share, net of tax) in 3Q24 and $1.7 million ($0.04 per share, net of tax) in 2Q25
●	Gain on the sale of securities was $0.7 million ($0.01 per share, net of tax) in 3Q25 as the Company sold $81.7 million of mortgage-based securities with an approximate yield of 5.12%
●	In 2Q25, the Company reclassified $29.5 million of loans held for sale to loans held for investment reclassifying a $2.6 million mark to market adjustment in net gain (loss) on sale of loans
●	Absent the items in the previous three bullets and other immaterial adjustments, core noninterest income was $5.9 million in 3Q25, up 11.6 % YoY but down 1.9 % QoQ

Noninterest expense increased YoY and QoQ.

●	Core noninterest expenses were $42.2 million in 3Q25, up 9.4% YoY and 5.9% QoQ, reflecting investments in talent acquisition and new team builds to support growth initiatives
●	GAAP noninterest expense to average assets was 1.99% in 3Q25 compared to 1.68% in 3Q24 and 1.81% in 2Q25

Provision for income taxes was $3.2 million in 3Q25 compared to $2.6 million in 3Q24 and $4.7 million in 2Q25.

●	The effective tax rate was 23.6% in 3Q25 compared to 22.3% in 3Q24 and 25.0% in 2Q25

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	3Q25	2Q25	1Q25	4Q24	3Q24	Change		Change
Averages ($MM)
Loans	$6,595	$6,678	$6,672	$6,780	$6,737	(2.1)%		(1.2)%
Total Deposits	7,346	7,607	7,561	7,450	7,464	(1.6)		(3.4)

Credit Quality ($000s)
Nonperforming Loans	$44,851	$49,247	$46,263	$33,318	$34,261	30.9%		(8.9)%
Nonperforming Assets	62,129	66,125	64,263	51,318	54,888	13.2		(6.0)
Criticized and Classified Loans	74,108	72,005	89,673	72,207	68,338	8.4		2.9
Criticized and Classified Assets	91,386	88,883	107,673	90,207	88,965	2.7		2.8
Allowance for Credit Losses/Loans (%)	0.63	0.62	0.59	0.60	0.59	4	bp	1	bp

Capital
Book Value/Share	$21.06	$20.91	$20.81	$21.53	$22.94	(8.2)%		0.7%
Tangible Book Value/Share	21.03	20.89	20.78	20.97	22.29	(5.7)		0.7
Tang. Common Equity/Tang. Assets (%)	8.01	8.04	7.79	7.82	7.00	101	bps	(3)	bps
Leverage Ratio (%)	8.64	8.31	8.12	8.04	7.91	73		33

Average loans decreased YoY and QoQ.

●	Period end net loans totaled $6.6 billion, down 2.2% YoY and 0.6% QoQ
●	Total loan closings were $252.8 million in 3Q25 compared to $217.1 million in 3Q24 and $159.1 million in 2Q25; the loan pipeline was $345.6 million at September 30, 2025, up 18.0% YoY and 91.0% QoQ
●	The diversified loan portfolio is approximately 91% collateralized by real estate with an average loan-to-value ratio of less than 35%

Average total deposits decreased YoY and QoQ.

●	Average noninterest bearing deposits increased 5.7% YoY and 2.1% QoQ and comprised 12.2% of average total deposits in 3Q25 compared to 11.3% a year ago
●	Average CDs totaled $2.4 billion, down 15.2% YoY and 1.3% QoQ; approximately $770.2 million of retail CDs are due to mature at an average rate of 3.98% in 4Q25

Credit Quality: Nonperforming loans increased YoY but decreased QoQ.

●	Nonperforming loans were 67 bps of gross loans in 3Q25 compared to 50 bps in 3Q24 and 74 bps in 2Q25
●	Criticized and classified loans were 111 bps of gross loans at 3Q25 compared to 100 bps at 3Q24 and 108 bps at 2Q25

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, decreased 8.2% and 5.7% YoY to $21.06 and $21.03, respectively.

●	The Company paid a dividend of $0.22 per share in 3Q25; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration date or maximum dollar limit
●	Ample credit enables the Company for continued investment in the business and strategic initiatives

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Thursday, October 30, 2025, at 9:30 AM (ET) to discuss the Company’s third quarter earnings and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=b9Jv01L9
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 2926944
●	The conference call will be simultaneously webcast and archived

Fourth Quarter 2025 Earnings Release Date:

The Company plans to release Fourth Quarter 2025 financial results after the market close on January 27, 2026, followed by a conference call at 9:30 AM (ET) on January 28, 2026.

A detailed announcement will be issued prior to the fourth quarter’s close confirming the date and the time of the release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State —chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands, except per share data)	2025		2025		2025		2024		2024		2025		2024
Performance Ratios (1)
Return on average assets	0.48%		0.64%		(0.43)%		(2.17)%		0.39%		0.22%		0.27%
Return on average equity	5.86		8.00		(5.36)		(29.24)		5.30		2.76		3.57
Yield on average interest-earning assets (2)	5.70		5.59		5.51		5.60		5.63		5.60		5.46
Cost of average interest-bearing liabilities	3.62		3.58		3.50		3.75		4.10		3.57		3.96
Cost of funds	3.21		3.19		3.13		3.35		3.69		3.18		3.55
Net interest rate spread during period (2)	2.08		2.01		2.01		1.85		1.53		2.03		1.50
Net interest margin (2)	2.64		2.54		2.51		2.39		2.10		2.56		2.07
Noninterest expense to average assets	1.99		1.81		2.65		2.01		1.68		2.15		1.76
Efficiency ratio (3)	71.03		67.69		72.21		79.01		77.20		70.30		81.81
Average interest-earning assets to average interest-bearing liabilities	1.18	X	1.17	X	1.17	X	1.17	X	1.16	X	1.17	X	1.17	X

Average Balances
Total loans, net	$6,595,037		$6,678,494		$6,671,922		$6,780,268		$6,737,261		$6,648,202		$6,763,078
Total interest-earning assets	8,181,582		8,402,582		8,468,913		8,587,482		8,709,671		8,349,971		8,434,283
Total assets	8,702,227		8,918,075		9,015,880		9,071,879		9,203,884		8,877,578		8,915,076
Total deposits	7,345,547		7,607,080		7,560,956		7,449,504		7,463,783		7,503,738		7,247,863
Total interest-bearing liabilities	6,923,640		7,176,399		7,261,100		7,339,707		7,504,517		7,119,143		7,220,876
Stockholders' equity	712,600		709,839		731,592		673,588		672,762		717,941		669,845

Per Share Data
Book value per common share (4)	$21.06		$20.91		$20.81		$21.53		$22.94		$21.06		$22.94
Tangible book value per common share (5)	$21.03		$20.89		$20.78		$20.97		$22.29		$21.03		$22.29

Stockholders' Equity
Stockholders' equity	$711,226		$706,377		$702,851		$724,539		$666,891		$711,226		$666,891
Tangible stockholders' equity	710,372		705,437		701,822		705,780		648,035		710,372		648,035

Consolidated Regulatory Capital Ratios
Tier 1 capital	$751,258		$740,871		$730,950		$731,958		$735,984		$751,258		$735,984
Common equity Tier 1 capital	703,450		695,099		683,670		685,004		689,902		703,450		689,902
Total risk-based capital	983,826		972,517		961,704		962,272		967,242		983,826		967,242
Risk Weighted Assets	6,692,035		6,675,621		6,719,291		6,762,048		6,790,253		6,692,035		6,790,253

Tier 1 leverage capital (well capitalized = 5%)	8.64%		8.31%		8.12%		8.04%		7.91%		8.64%		7.91%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.51		10.41		10.17		10.13		10.16		10.51		10.16
Tier 1 risk-based capital (well capitalized = 8.0%)	11.23		11.10		10.88		10.82		10.84		11.23		10.84
Total risk-based capital (well capitalized = 10.0%)	14.70		14.57		14.31		14.23		14.24		14.70		14.24

Capital Ratios
Average equity to average assets	8.19%		7.96%		8.11%		7.43%		7.31%		8.09%		7.51%
Equity to total assets	8.02		8.05		7.80		8.02		7.19		8.02		7.19
Tangible common equity to tangible assets (6)	8.01		8.04		7.79		7.82		7.00		8.01		7.00

Asset Quality
Nonaccrual loans	$44,851		$49,247		$46,263		$33,318		$34,261		$44,851		$34,261
Nonperforming loans	44,851		49,247		46,263		33,318		34,261		44,851		34,261
Nonperforming assets	62,129		66,125		64,263		51,318		54,888		62,129		54,888
Net charge-offs (recoveries)	1,090		2,549		4,427		4,736		3,036		8,066		2,948

Asset Quality Ratios
Nonperforming loans to gross loans	0.67%		0.74%		0.69%		0.49%		0.50%		0.67%		0.50%
Nonperforming assets to total assets	0.70		0.75		0.71		0.57		0.59		0.70		0.59
Allowance for credit losses to gross loans	0.63		0.62		0.59		0.60		0.59		0.63		0.59
Allowance for credit losses to nonperforming assets	67.34		62.38		62.30		78.24		73.50		67.34		73.50
Allowance for credit losses to nonperforming loans	93.28		83.76		86.54		120.51		117.75		93.28		117.75
Net charge-offs (recoveries) to average loans	0.07		0.15		0.27		0.28		0.18		0.16		0.06

Full-service customer facilities	29		29		28		28		28		29		28

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands, except per share data)	2025	2025	2025	2024	2024	2025	2024
Interest and Dividend Income
Interest and fees on loans	$94,970	$95,005	$93,032	$94,111	$95,780	$283,007	$281,467
Interest and dividends on securities:
Interest	19,785	20,186	21,413	24,111	24,215	61,384	54,965
Dividends	29	28	28	31	33	85	99
Other interest income	1,685	2,183	2,063	1,787	2,565	5,931	8,791
Total interest and dividend income	116,469	117,402	116,536	120,040	122,593	350,407	345,322
Interest Expense
Deposits	57,137	59,037	57,174	59,728	66,150	173,348	184,908
Other interest expense	5,504	5,156	6,373	9,077	10,840	17,033	29,638
Total interest expense	62,641	64,193	63,547	68,805	76,990	190,381	214,546
Net Interest Income	53,828	53,209	52,989	51,235	45,603	160,026	130,776
Provision for credit losses	1,531	4,194	4,318	6,440	1,727	10,043	3,128
Net Interest Income After Provision for Credit Losses	52,297	49,015	48,671	44,795	43,876	149,983	127,648
Noninterest Income (Loss)
Banking services fee income	2,000	1,948	1,521	2,180	1,790	5,469	4,767
Net gain (loss) on sale of securities	661	—	—	(72,315)	—	661	—
Net gain (loss) on sale of loans	318	2,757	630	(3,836)	137	3,705	273
Net gain (loss) from fair value adjustments	(1,831)	1,656	(152)	(1,136)	974	(327)	197
Federal Home Loan Bank of New York stock dividends	369	428	697	754	624	1,494	2,036
Life insurance proceeds	—	—	—	284	1	—	1
Bank owned life insurance	2,319	2,835	1,574	2,322	1,260	6,728	3,683
Other income	910	653	804	725	1,491	2,367	2,620
Total noninterest income (loss)	4,746	10,277	5,074	(71,022)	6,277	20,097	13,577
Noninterest Expense
Salaries and employee benefits	24,685	22,648	22,896	25,346	22,216	70,229	66,052
Occupancy and equipment	4,189	4,005	4,092	3,880	3,745	12,286	11,237
Professional services	3,999	3,452	2,885	2,516	2,752	10,336	8,330
FDIC deposit insurance	1,373	1,508	1,709	2,005	1,318	4,590	4,292
Data processing	1,831	1,806	1,868	1,697	1,681	5,505	5,193
Depreciation and amortization	1,316	1,367	1,373	1,412	1,436	4,056	4,318
Other real estate owned/foreclosure expense	353	220	345	276	135	918	405
Gain on sale of other real estate owned	—	—	—	—	(174)	—	(174)
Prepayment penalty on borrowings	—	—	—	2,572	—	—	—
Impairment of goodwill	—	—	17,636	—	—	17,636	—
Other operating expenses	5,619	5,350	6,872	5,926	5,587	17,841	17,982
Total noninterest expense	43,365	40,356	59,676	45,630	38,696	143,397	117,635
Income (Loss) Before Provision (Benefit) for Income Taxes	13,678	18,936	(5,931)	(71,857)	11,457	26,683	23,590

Provision (Benefit) for income taxes	3,231	4,733	3,865	(22,612)	2,551	11,829	5,678
Net Income (Loss)	$10,447	$14,203	$(9,796)	$(49,245)	$8,906	$14,854	$17,912
Dividends paid and earnings allocated to participating securities	(120)	(127)	(132)	(90)	(126)	(381)	(296)
Income (Loss) attributable to common stock	$10,327	$14,076	$(9,928)	$(49,335)	$8,780	$14,473	$17,616
Divided by:
Weighted average common shares outstanding and participating securities	34,497	34,511	34,474	30,519	29,742	34,495	29,758
Weighted average participating securities	(558)	(582)	(542)	(414)	(423)	(561)	(443)
Total weighted average common shares outstanding	33,939	33,929	33,932	30,105	29,319	33,934	29,315

Basic earnings (loss) per common share	$0.30	$0.41	$(0.29)	$(1.64)	$0.30	$0.43	$0.60
Diluted earnings (loss) per common share (1)	$0.30	$0.41	$(0.29)	$(1.64)	$0.30	$0.43	$0.60
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.66	$0.66

(1)	There were no common stock equivalents outstanding during the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2025	2025	2025	2024	2024
ASSETS
Cash and due from banks	$142,929	$150,123	$271,912	$152,574	$267,643
Securities held-to-maturity:
Mortgage-backed securities	7,821	7,826	7,831	7,836	7,841
Other securities, net	42,688	43,005	43,319	43,649	63,859
Securities available for sale:
Mortgage-backed securities	906,270	828,756	879,566	911,636	926,731
Other securities	635,153	563,031	570,578	586,269	687,518
Loans held for sale	—	—	29,624	70,098	—
Loans	6,670,333	6,709,601	6,741,835	6,745,848	6,818,328
Allowance for credit losses	(41,837)	(41,247)	(40,037)	(40,152)	(40,342)
Net loans	6,628,496	6,668,354	6,701,798	6,705,696	6,777,986
Interest and dividends receivable	60,044	59,607	61,510	62,036	64,369
Bank premises and equipment, net	17,073	18,145	18,181	17,852	18,544
Federal Home Loan Bank of New York stock	18,909	23,773	18,475	38,096	32,745
Bank owned life insurance	224,902	222,583	219,748	218,174	217,200
Goodwill	—	—	—	17,636	17,636
Core deposit intangibles	854	940	1,029	1,123	1,220
Right of use asset	47,761	49,759	43,870	45,800	44,787
Other assets	139,091	140,622	140,955	160,497	152,807
Total assets	$8,871,991	$8,776,524	$9,008,396	$9,038,972	$9,280,886

LIABILITIES
Total deposits	$7,415,528	$7,289,352	$7,718,218	$7,178,933	$7,572,395
Borrowed funds	492,457	600,171	421,542	916,054	846,123
Operating lease liability	48,253	50,102	44,385	46,443	45,437
Other liabilities	204,527	130,522	121,400	173,003	150,040
Total liabilities	8,160,765	8,070,147	8,305,545	8,314,433	8,613,995

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	387	387	387	387	341
Additional paid-in capital	325,809	325,162	324,290	326,671	261,274
Retained earnings	483,936	481,077	474,472	492,003	547,708
Treasury stock	(98,948)	(98,985)	(98,993)	(101,655)	(101,633)
Accumulated other comprehensive loss, net of taxes	42	(1,264)	2,695	7,133	(40,799)
Total stockholders' equity	711,226	706,377	702,851	724,539	666,891

Total liabilities and stockholders' equity	$8,871,991	$8,776,524	$9,008,396	$9,038,972	$9,280,886

(In thousands)
Issued shares	38,678	38,678	38,678	38,678	34,088
Outstanding shares	33,778	33,777	33,777	33,659	29,069
Treasury shares	4,900	4,901	4,901	5,019	5,019

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2025	2025	2025	2024	2024	2025	2024
Interest-earning Assets:
Loans held for sale	$—	$24,708	$64,085	$762	$—	$29,363	$—
Mortgage loans, net	5,193,430	5,260,610	5,261,261	5,358,490	5,337,170	5,238,185	5,343,108
Commercial Business loans, net	1,401,607	1,417,884	1,410,661	1,421,778	1,400,091	1,410,017	1,419,970
Total loans, net	6,595,037	6,678,494	6,671,922	6,780,268	6,737,261	6,648,202	6,763,078
Mortgage-backed securities	832,514	863,573	895,097	919,587	984,383	863,499	714,030
Other taxable securities, net	536,314	573,730	585,219	652,755	714,161	564,908	656,325
Other tax-exempt securities	43,168	43,489	43,813	64,531	65,070	43,487	65,485
Total securities, net	1,411,996	1,480,792	1,524,129	1,636,873	1,763,614	1,471,894	1,435,840
Interest-earning deposits and federal funds sold	174,549	218,588	208,777	169,579	208,796	200,512	235,365
Total interest-earning assets	8,181,582	8,402,582	8,468,913	8,587,482	8,709,671	8,349,971	8,434,283
Other assets	520,645	515,493	546,967	484,397	494,213	527,607	480,793
Total assets	$8,702,227	$8,918,075	$9,015,880	$9,071,879	$9,203,884	$8,877,578	$8,915,076

Interest-bearing Liabilities:
Deposits:
Savings accounts	$92,068	$94,884	$98,224	$99,669	$102,196	$95,036	$103,908
NOW accounts	2,154,978	2,388,559	2,215,683	2,024,600	1,886,387	2,252,851	1,946,022
Money market accounts	1,677,996	1,665,625	1,716,358	1,686,614	1,673,499	1,686,519	1,704,320
Certificate of deposit accounts	2,445,173	2,477,716	2,596,714	2,681,742	2,884,280	2,505,979	2,578,988
Total due to depositors	6,370,215	6,626,784	6,626,979	6,492,625	6,546,362	6,540,385	6,333,238
Mortgagors' escrow accounts	81,501	104,761	78,655	87,120	71,965	88,316	80,408
Total interest-bearing deposits	6,451,716	6,731,545	6,705,634	6,579,745	6,618,327	6,628,701	6,413,646
Borrowings	471,924	444,854	555,466	759,962	886,190	490,442	807,230
Total interest-bearing liabilities	6,923,640	7,176,399	7,261,100	7,339,707	7,504,517	7,119,143	7,220,876
Noninterest-bearing demand deposits	893,831	875,535	855,322	869,759	845,456	875,037	834,217
Other liabilities	172,156	156,302	167,866	188,825	181,149	165,457	190,138
Total liabilities	7,989,627	8,208,236	8,284,288	8,398,291	8,531,122	8,159,637	8,245,231
Equity	712,600	709,839	731,592	673,588	672,762	717,941	669,845
Total liabilities and equity	$8,702,227	$8,918,075	$9,015,880	$9,071,879	$9,203,884	$8,877,578	$8,915,076

Net interest-earning assets	$1,257,942	$1,226,183	$1,207,813	$1,247,775	$1,205,154	$1,230,828	$1,213,407

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the nine months ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
(Dollars in thousands)	2025		2025		2025		2024		2024		2025		2024
Interest Income:
Loans held for sale	$—		$247		$664		$7		$—		$911		$—
Mortgage loans, net	74,149		74,240		72,391		73,252		74,645		220,780		218,185
Commercial Business loans, net	20,821		20,518		19,977		20,852		21,135		61,316		63,282
Total loans, net	94,970		94,758		92,368		94,104		95,780		282,096		281,467
Mortgage-backed securities	11,513		11,709		12,528		13,884		12,443		35,750		23,601
Other taxable securities, net	7,939		8,143		8,553		9,887		11,431		24,635		30,343
Other tax-exempt securities	458		458		456		469		474		1,372		1,418
Total securities, net	19,910		20,310		21,537		24,240		24,348		61,757		55,362
Interest-earning deposits and federal funds sold	1,685		2,183		2,063		1,787		2,565		5,931		8,791
Total interest-earning assets	116,565		117,498		116,632		120,138		122,693		350,695		345,620
Interest Expense:
Deposits:
Savings accounts	$94		$98		$110		$113		$122		$302		$359
NOW accounts	18,808		21,111		18,915		18,390		18,795		58,834		57,293
Money market accounts	15,390		15,323		15,372		15,909		17,485		46,085		52,083
Certificate of deposit accounts	22,766		22,443		22,710		25,258		29,676		67,919		74,977
Total due to depositors	57,058		58,975		57,107		59,670		66,078		173,140		184,712
Mortgagors' escrow accounts	79		62		67		58		72		208		196
Total interest-bearing deposits	57,137		59,037		57,174		59,728		66,150		173,348		184,908
Borrowings	5,504		5,156		6,373		9,077		10,840		17,033		29,638
Total interest-bearing liabilities	62,641		64,193		63,547		68,805		76,990		190,381		214,546
Net interest income- tax equivalent	$53,924		$53,305		$53,085		$51,333		$45,703		$160,314		$131,074
Included in net interest income above:
Episodic items (1)	$1,498		$878		$294		$648		$1,647		$2,670		$2,944
Net gains/(losses) from fair value adjustments on hedges included in net interest income	94		64		56		2,911		554		214		544
Purchase accounting adjustments	191		257		252		191		155		700		608
Interest-earning Assets Yields:
Loans held for sale	—%		4.00%		4.14%		3.67%		—%		4.14%		—%
Mortgage loans, net	5.71		5.64		5.50		5.47		5.59		5.62		5.44
Commercial Business loans, net	5.94		5.79		5.66		5.87		6.04		5.80		5.94
Total loans, net	5.76		5.68		5.54		5.55		5.69		5.66		5.55
Mortgage-backed securities	5.53		5.42		5.60		6.04		5.06		5.52		4.41
Other taxable securities, net	5.92		5.68		5.85		6.06		6.40		5.81		6.16
Other tax-exempt securities (2)	4.24		4.21		4.16		2.91		2.91		4.21		2.89
Total securities, net	5.64		5.49		5.65		5.92		5.52		5.59		5.14
Interest-earning deposits and federal funds sold	3.86		3.99		3.95		4.22		4.91		3.94		4.98
Total interest-earning assets (1)	5.70%		5.59%		5.51%		5.60%		5.63%		5.60%		5.46%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.41%		0.41%		0.45%		0.45%		0.48%		0.42%		0.46%
NOW accounts	3.49		3.54		3.41		3.63		3.99		3.48		3.93
Money market accounts	3.67		3.68		3.58		3.77		4.18		3.64		4.07
Certificate of deposit accounts	3.72		3.62		3.50		3.77		4.12		3.61		3.88
Total due to depositors	3.58		3.56		3.45		3.68		4.04		3.53		3.89
Mortgagors' escrow accounts	0.39		0.24		0.34		0.27		0.40		0.31		0.33
Total interest-bearing deposits	3.54		3.51		3.41		3.63		4.00		3.49		3.84
Borrowings	4.67		4.64		4.59		4.78		4.89		4.63		4.90
Total interest-bearing liabilities	3.62%		3.58%		3.50%		3.75%		4.10%		3.57%		3.96%
Net interest rate spread (tax equivalent) (1)	2.08%		2.01%		2.01%		1.85%		1.53%		2.03%		1.50%
Net interest margin (tax equivalent) (1)	2.64%		2.54%		2.51%		2.39%		2.10%		2.56%		2.07%
Ratio of interest-earning assets to interest-bearing liabilities	1.18	X	1.17	X	1.17	X	1.17	X	1.16	X	1.17	X	1.17	X

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						3Q25 vs.	3Q25 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	2Q25	3Q24
(Dollars in thousands)	2025	2025	2025	2024	2024	% Change	% Change
Noninterest bearing	$964,767	$899,602	$863,714	$836,545	$860,930	7.2%	12.1%
Interest bearing:
Certificate of deposit accounts	2,419,039	2,452,624	2,592,026	2,650,164	2,875,486	(1.4)	(15.9)
Savings accounts	91,089	92,699	97,624	98,964	100,279	(1.7)	(9.2)
Money market accounts	1,714,184	1,601,948	1,681,608	1,686,109	1,659,027	7.0	3.3
NOW accounts	2,143,752	2,174,124	2,393,482	1,854,069	2,003,301	(1.4)	7.0
Total interest-bearing deposits	6,368,064	6,321,395	6,764,740	6,289,306	6,638,093	0.7	(4.1)
Total due to depositors	7,332,831	7,220,997	7,628,454	7,125,851	7,499,023	1.5	(2.2)
Mortgagors' escrow deposits	82,697	68,355	89,764	53,082	73,372	21.0	12.7
Total deposits	$7,415,528	$7,289,352	$7,718,218	$7,178,933	$7,572,395	1.7%	(2.1)%

Loan Composition

						3Q25 vs.	3Q25 vs.
	September 30,	June 30,	March 31,	December 31,	September 30,	2Q25	3Q24
(Dollars in thousands)	2025	2025	2025	2024	2024	% Change	% Change
Multifamily residential	$2,442,555	$2,487,610	$2,531,628	$2,527,222	$2,638,863	(1.8)%	(7.4)%
Commercial real estate	1,960,009	1,987,523	1,953,710	1,973,124	1,929,093	(1.4)	1.6
One-to-four family ― mixed use property	482,933	493,846	501,562	511,222	515,511	(2.2)	(6.3)
One-to-four family ― residential	335,592	258,608	269,492	244,282	252,293	29.8	33.0
Construction	51,638	46,798	63,474	60,399	63,674	10.3	(18.9)
Mortgage loans	5,272,727	5,274,385	5,319,866	5,316,249	5,399,434	—	(2.3)

Small Business Administration	11,439	15,473	14,713	19,925	19,368	(26.1)	(40.9)
Commercial business and other	1,372,598	1,407,792	1,396,597	1,401,602	1,387,965	(2.5)	(1.1)
Commercial Business loans	1,384,037	1,423,265	1,411,310	1,421,527	1,407,333	(2.8)	(1.7)

Gross loans	6,656,764	6,697,650	6,731,176	6,737,776	6,806,767	(0.6)	(2.2)
Net unamortized (premiums) and unearned loan (cost) fees (1)	13,569	11,951	10,659	8,072	11,561	13.5	17.4
Allowance for credit losses	(41,837)	(41,247)	(40,037)	(40,152)	(40,342)	1.4	3.7
Net loans	$6,628,496	$6,668,354	$6,701,798	$6,705,696	$6,777,986	(0.6)%	(2.2)%

(1)

Includes $2.1 million, $2.3 million, $2.6 million, $2.8 million, and $3.1 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024, and September 30, 2024, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(In thousands)	2025	2025	2025	2024	2024	2025	2024
Multifamily residential	$17,674	$8,546	$21,183	$25,232	$50,528	$47,403	$90,299
Commercial real estate	40,199	57,533	22,916	75,285	56,713	120,648	87,326
One-to-four family – mixed use property	3,580	3,039	1,842	6,622	5,709	8,461	10,439
One-to-four family – residential	86,589	411	35,206	739	1,705	122,206	54,933
Construction	4,839	2,469	3,275	9,338	5,063	10,583	11,552
Mortgage loans	152,881	71,998	84,422	117,216	119,718	309,301	254,549

Small Business Administration	528	2,457	1,250	1,368	5,930	4,235	5,930
Commercial business and other	99,351	84,721	88,404	106,580	91,447	272,476	212,564
Commercial Business loans	99,879	87,178	89,654	107,948	97,377	276,711	218,494

Total Closings	$252,760	$159,176	$174,076	$225,164	$217,095	$586,012	$473,043

Weighted Average Rate on Loan Closings

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Loan type	2025	2025	2025	2024	2024
Mortgage loans	6.44%	6.87%	6.68%	7.12%	7.31%
Commercial Business loans	7.14	7.25	7.28	7.45	7.75
Total loans	6.72%	7.08%	6.99%	7.28%	7.51%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2025	2025	2025	2024	2024	2025	2024
Allowance for credit losses - loans
Beginning balances	$41,247	$40,037	$40,152	$40,342	$41,648	$40,152	$40,161

Net loan charge-off (recoveries):
Multifamily residential	372	1,677	4	(1)	—	2,053	(1)
Commercial real estate	1,275	72	—	421	—	1,347	—
One-to-four family – mixed-use property	20	—	—	—	—	20	(2)
One-to-four family – residential	—	—	—	(41)	(58)	—	(47)
Small Business Administration	271	(4)	(40)	(4)	(1)	227	(97)
Taxi medallion	—	—	—	—	—	—	—
Commercial business and other	(848)	804	4,463	4,361	3,095	4,419	3,095
Total net loan charge-offs (recoveries)	1,090	2,549	4,427	4,736	3,036	8,066	2,948

Provision (benefit) for loan losses	1,680	3,759	4,312	4,546	1,730	9,751	3,129

Ending balance	$41,837	$41,247	$40,037	$40,152	$40,342	$41,837	$40,342

Gross charge-offs	$2,024	$2,857	$4,471	$4,790	$3,110	$9,352	$3,179
Gross recoveries	934	308	44	54	74	1,286	231

Allowance for credit losses - loans to gross loans	0.63%	0.62%	0.59%	0.60%	0.59%	0.63%	0.59%
Net loan charge-offs (recoveries) to average loans	0.07	0.15	0.27	0.28	0.18	0.16	0.06

Nonperforming Assets

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2025	2025	2025	2024	2024
Nonaccrual Loans:
Multifamily residential	12,970	12,364	25,952	11,031	9,478
Commercial real estate	21,786	23,481	6,703	6,283	6,705
One-to-four family - mixed-use property	—	422	426	116	369
One-to-four family - residential	1,351	2,277	1,225	1,428	1,493
Small Business Administration	554	2,445	2,445	2,445	2,445
Commercial business and other	8,190	8,258	9,512	12,015	13,771
Total Nonaccrual loans	44,851	49,247	46,263	33,318	34,261

Total Nonperforming Loans (NPLs)	44,851	49,247	46,263	33,318	34,261

Other Nonperforming Assets:
Real estate acquired through foreclosure	—	—	—	—	—
Total Other nonperforming assets	—	—	—	—	—
Total Nonaccrual Securities	17,278	16,878	18,000	18,000	20,627

Total Nonperforming Assets	$62,129	$66,125	$64,263	$51,318	$54,888

Nonperforming Assets to Total Assets	0.70%	0.75%	0.71%	0.57%	0.59%
Allowance for Credit Losses to NPLs	93.3%	83.8%	86.5%	120.5%	117.7%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS (LOSS) and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings (Loss)

The variance in GAAP earnings (loss) and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS (LOSS) and CORE EARNINGS

(Unaudited)

	For the three months ended					For the nine months ended
(Dollars in thousands,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
except per share data)	2025	2025	2025	2024	2024	2025	2024

GAAP income (loss) before income taxes	$13,678	$18,936	$(5,931)	$(71,857)	$11,457	$26,683	$23,590

Net (gain) loss from fair value adjustments (Noninterest income (loss))	1,831	(1,656)	152	1,136	(974)	327	(197)
Net loss on sale of securities (Noninterest income (loss))	(661)	—	—	72,315	—	(661)	—
Life insurance proceeds (Noninterest income (loss))	—	—	—	(284)	(1)	—	(1)
Valuation allowance on loans transferred to held for sale (Noninterest income (loss))	—	(2,590)	194	3,836	—	(2,396)	—
Net (gain) loss from fair value adjustments on hedges (Net interest income)	(94)	(64)	(56)	(2,911)	(554)	(214)	(544)
Prepayment penalty on borrowings (Noninterest expense)	—	—	—	2,572	—	—	—
Net amortization of purchase accounting adjustments and intangibles (Various)	(113)	(176)	(167)	(101)	(62)	(456)	(316)
Impairment of goodwill (Noninterest expense)	—	—	17,636	—	—	17,636	—
Miscellaneous expense (Professional services)	1,053	395	(1)	218	10	1,447	504

Core income before taxes	15,694	14,845	11,827	4,924	9,876	42,366	23,036

Provision for core income taxes	3,737	3,683	3,896	715	2,153	11,316	5,545

Core net income	$11,957	$11,162	$7,931	$4,209	$7,723	$31,050	$17,491

GAAP diluted earnings (loss) per common share	$0.30	$0.41	$(0.29)	$(1.64)	$0.30	$0.43	$0.60
Net (gain) loss from fair value adjustments, net of tax	0.04	(0.04)	—	0.03	(0.03)	—	(0.01)
Net (gain) loss on sale of securities, net of tax	(0.01)	—	—	1.65	—	(0.01)	—
Life insurance proceeds	—	—	—	(0.01)	—	—	—
Valuation allowance on loans transferred to held for sale, net of tax	—	(0.06)	—	0.09	—	(0.06)	—
Net (gain) loss from fair value adjustments on hedges, net of tax	—	—	—	(0.05)	(0.01)	—	(0.01)
Prepayment penalty on borrowings, net of tax	—	—	—	0.04	—	—	—
Net amortization of purchase accounting adjustments, net of tax	—	—	—	—	—	—	(0.01)
Impairment of goodwill	—	—	0.51	—	—	0.51	—
Miscellaneous expense, net of tax	0.02	0.01	—	—	—	0.03	0.01
Loss not attributable to participating securities	—	—	—	0.03	—	—	—

Core diluted earnings per common share(1)	$0.35	$0.32	$0.23	$0.14	$0.26	$0.90	$0.59

Core net income, as calculated above	$11,957	$11,162	$7,931	$4,209	$7,723	$31,050	$17,491
Average assets	8,702,227	8,918,075	9,015,880	9,060,481	9,203,884	8,877,578	8,915,076
Average equity	712,600	709,839	731,592	662,190	672,762	717,941	669,845
Core return on average assets(2)	0.55%	0.50%	0.35%	0.19%	0.34%	0.47%	0.26%
Core return on average equity(2)	6.71%	6.29%	4.34%	2.54%	4.59%	5.77%	3.48%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2025	2025	2025	2024	2024	2025	2024

GAAP Net interest income	$53,828	$53,209	$52,989	$51,235	$45,603	$160,026	$130,776
Net (gain) loss from fair value adjustments on hedges	(94)	(64)	(56)	(2,911)	(554)	(214)	(544)
Net amortization of purchase accounting adjustments	(191)	(257)	(252)	(191)	(155)	(700)	(608)
Core Net interest income	$53,543	$52,888	$52,681	$48,133	$44,894	$159,112	$129,624

GAAP Noninterest income (loss)	$4,746	$10,277	$5,074	$(71,022)	$6,277	$20,097	$13,577
Net (gain) loss from fair value adjustments	1,831	(1,656)	152	1,136	(974)	327	(197)
Net loss on sale of securities	(661)	—	—	72,315	—	(661)	—
(Reversal) Valuation allowance on loans transferred to held for sale	—	(2,590)	194	3,836	—	(2,396)	—
Life insurance proceeds	—	—	—	(284)	(1)	—	(1)
Core Noninterest income	$5,916	$6,031	$5,420	$5,981	$5,302	$17,367	$13,379

GAAP Noninterest expense	$43,365	$40,356	$59,676	$45,630	$38,696	$143,397	$117,635
Prepayment penalty on borrowings	—	—	—	(2,572)	—	—	—
Net amortization of purchase accounting adjustments	(78)	(81)	(85)	(90)	(93)	(244)	(292)
Impairment of goodwill	—	—	(17,636)	—	—	(17,636)	—
Miscellaneous expense	(1,053)	(395)	1	(218)	(10)	(1,447)	(504)
Core Noninterest expense	$42,234	$39,880	$41,956	$42,750	$38,593	$124,070	$116,839

Net interest income	$53,828	$53,209	$52,989	$51,235	$45,603	$160,026	$130,776
Noninterest income (loss)	4,746	10,277	5,074	(71,022)	6,277	20,097	13,577
Noninterest expense	(43,365)	(40,356)	(59,676)	(45,630)	(38,696)	(143,397)	(117,635)
Pre-provision pre-tax net (loss) revenue	$15,209	$23,130	$(1,613)	$(65,417)	$13,184	$36,726	$26,718

Core:
Net interest income	$53,543	$52,888	$52,681	$48,133	$44,894	$159,112	$129,624
Noninterest income	5,916	6,031	5,420	5,981	5,302	17,367	13,379
Noninterest expense	(42,234)	(39,880)	(41,956)	(42,750)	(38,593)	(124,070)	(116,839)
Pre-provision pre-tax net revenue	$17,225	$19,039	$16,145	$11,364	$11,603	$52,409	$26,164
Efficiency Ratio	71.0%	67.7%	72.2%	79.0%	77.2%	70.3%	81.8%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
(Dollars in thousands)	2025	2025	2025	2024	2024	2025	2024
GAAP net interest income	$53,828	$53,209	$52,989	$51,235	$45,603	$160,026	$130,776
Net (gain) loss from fair value adjustments on hedges	(94)	(64)	(56)	(2,911)	(554)	(214)	(544)
Net amortization of purchase accounting adjustments	(191)	(257)	(252)	(191)	(155)	(700)	(608)
Tax equivalent adjustment	96	96	96	98	100	288	298
Core net interest income FTE	$53,639	$52,984	$52,777	$48,231	$44,994	$159,400	$129,922
Episodic items (1)	(1,498)	(878)	(294)	(648)	(1,647)	(2,670)	(2,944)
Net interest income FTE excluding episodic items	$52,141	$52,106	$52,483	$47,583	$43,347	$156,730	$126,978

Total average interest-earning assets (2)	$8,183,818	$8,405,053	$8,471,609	$8,590,022	$8,712,443	$8,352,437	$8,437,288
Core net interest margin FTE	2.62%	2.52%	2.49%	2.25%	2.07%	2.54%	2.05%
Net interest margin FTE excluding episodic items	2.55%	2.48%	2.48%	2.22%	1.99%	2.50%	2.01%

GAAP interest income on total loans, net (3)	$94,970	$94,758	$92,368	$94,104	$95,780	$282,096	$281,467
Net (gain) loss from fair value adjustments on hedges - loans	(94)	(64)	(56)	29	(364)	(214)	(378)
Net amortization of purchase accounting adjustments	(195)	(260)	(252)	(216)	(168)	(707)	(661)
Core interest income on total loans, net	$94,681	$94,434	$92,060	$93,917	$95,248	$281,175	$280,428

Average total loans, net (2)	$6,597,315	$6,681,009	$6,674,665	$6,783,264	$6,740,579	$6,650,712	$6,766,650
Core yield on total loans	5.74%	5.65%	5.52%	5.54%	5.65%	5.64%	5.53%

(1)	Episodic items include prepayment penalty income, net reversals and recovered interest from nonaccrual and delinquent loans, and swap terminations fees.
(2)	Excludes purchase accounting average balances for all periods presented.
(3)	Excludes interest income from loans held for sale.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in thousands)	2025	2025	2025	2024	2024
Total Equity	$711,226	$706,377	$702,851	$724,539	$666,891
Less:
Goodwill	—	—	—	(17,636)	(17,636)
Core deposit intangibles	(854)	(940)	(1,029)	(1,123)	(1,220)
Tangible Stockholders' Common Equity	$710,372	$705,437	$701,822	$705,780	$648,035

Total Assets	$8,871,991	$8,776,524	$9,008,396	$9,038,972	$9,280,886
Less:
Goodwill	—	—	—	(17,636)	(17,636)
Core deposit intangibles	(854)	(940)	(1,029)	(1,123)	(1,220)
Tangible Assets	$8,871,137	$8,775,584	$9,007,367	$9,020,213	$9,262,030

Tangible Stockholders' Common Equity to Tangible Assets	8.01%	8.04%	7.79%	7.82%	7.00%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019